Exhibit 10.34

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 31, 2018 (this “Amendment”), is entered into among GENERAL MILLS, INC., a Delaware corporation (the “Company”), the Banks (as defined below) signatory hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

A. The Company, the several financial institutions from time to time party thereto (the “Banks”) and the Administrative Agent entered into that certain Five-Year Credit Agreement dated as of May 18, 2016 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks agreed to make available to the Company a revolving credit facility upon the terms and conditions set forth therein.

B. The Company has requested that the Administrative Agent and the Banks agree to amend the Credit Agreement as set forth herein.

C. Subject to the conditions set forth in Section 3 hereof, the Banks party hereto are willing to agree to the amendments set forth in Section 2 hereof relating to the Credit Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Administrative Agent and the Banks hereby agree as follows:

1. Defined Terms. Capitalized terms which are defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement.

2. Amendment. Effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(b) Section 8.01(h)(v) of the Credit Agreement is hereby replaced in its entirety with “[reserved]”.

(c) Article 9 of the Credit Agreement is hereby amended by adding a new Section 9.11 to read as follows:

SECTION 9.11. Certain ERISA Matters.

(a) Each Bank (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent and each Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company, that at least one of the following is and will be true:

(i) such Bank is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Revolving Commitments;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement;

(iii) (A) such Bank is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Bank to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Bank, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement; or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Bank.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Bank or such Bank has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Bank further (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent and each Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company, that:

(i) none of the Administrative Agent or any Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Bank (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);

(ii) the Person making the investment decision on behalf of such Bank with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);

(iii) the Person making the investment decision on behalf of such Bank with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);

(iv) the Person making the investment decision on behalf of such Bank with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Revolving Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and

(v) no fee or other compensation is being paid directly to the Administrative Agent or any Lead Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Revolving Commitments or this Agreement.

(c) The Administrative Agent and each Lead Arranger hereby informs the Banks that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Revolving Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Revolving Commitments by such Bank or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

3. Effectiveness. This Amendment will become effective upon the date on which the Administrative Agent shall have received from the Company and from the Majority Banks an executed counterpart of this Amendment (or photocopies thereof sent by fax, .pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original) (such date, the “Amendment Effective Date”).

4. Representations and Warranties. The Company represents and warrants, as of the date hereof, that, after giving effect to the provisions of this Amendment:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by the Company and constitutes the Company’s legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Amendment; provided that, for the avoidance of doubt, it is acknowledged that the Company may need to make certain filings in connection with its reporting obligations under the Exchange Act.

(d) Each of the representations and warranties made by the Company in Article 5 of the Credit Agreement is true in all material respects on and as of the date hereof as if made on and as of the date hereof, except (i) to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date or (ii) to the extent that such representations and warranties are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true in all respects.

(e) No Default or Event of Default has occurred and is continuing.

5. Reaffirmation of Obligations. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and the Company hereby ratifies the Credit Agreement and each other Loan Document to which the Company is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its obligations.

6. Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

7. Entirety. This Amendment, together with the other Loan Documents, embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

8. Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein. Subject to the express terms of this Amendment, the Credit Agreement remains in full force and effect, and the Company and the Banks acknowledge and agree that all of their obligations hereunder and under the Credit Agreement shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or any other similar reference to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect hereto.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. No Waivers. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank, the Administrative Agent or any other party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

11. Miscellaneous. The provisions of Sections 10.04 (Costs and Expenses); 10.07 (No Fiduciary Duty); 10.10 (Confidentiality); 10.13 (Counterparts); 10.17 (Governing Law and Jurisdiction); and 10.18 (Waiver of Jury Trial) of the Credit Agreement shall apply with like effect to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GENERAL MILLS, INC.

By:	/s/ Marie Pillai
Name: Marie Pillai Title: Vice President, Treasurer

BANK OF AMERICA, N.A. as Administrative Agent

By:	/s/ Joan Mok
Name: Joan Mok Title: Vice President

BANK OF AMERICA, N.A., as a Bank

By:	/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove Title: Director

JP MORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Tony Yung
Name: Tony Yung Title: Executive Director

BARCLAYS BANK PLC, as a Bank

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

CITIBANK, N.A. as a Bank

By:	/s/ Carolyn Kee
Name: Carolyn Kee Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank

By:	/s/ Ming K. Chu
Name: Ming K. Chu Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza Title: Vice President

BNP Paribas as a Bank

By:	/s/ Todd Grossnickle
Name: Todd Grossnickle Title: Director

By:	/s/ Eric Slear
Name: Eric Slear Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda Title: Authorized Signatory

By:	/s/ Brady Bingham
Name: Brady Bingham Title: Authorized Signatory

Goldman Sachs Bank USA, as a Bank

By:	/s/ Chris Lam
Name: Chris Lam Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Bank

By:	/s/Jonathan Kerner
Name: Jonathan Kerner Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Frances W. Josephic
Name: Frances W. Josephic Title: Senior Vice President

Wells Fargo Bank, National Association, as a Bank

By:	/s/ James Travagline
Name: James Travagline Title: Managing Director

MUFG Bank, Ltd. formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Bank

By:	/s/ Christine Howatt
Name: Christine Howatt Title: Authorized Signatory

TORONTO DOMINION (TEXAS) LLC, as a Bank

By:	/s/ Annie Dorval
Name: ANNIE DORVAL Title: AUTHORIZED SIGNATORY

BANCO SANTANDER, S.A., as a Bank

By:	/s/ Ignacio Martin – Aragon
Name: Ignacio Martin – Aragon Title: Vice President

By:	/s/ Isabel Pastor
Name: Isabel Pastor Title: Vice President

HSBC Bank USA, N.A. as a Bank

By:	/s/ Catherine Dong
Name: Catherine Dong
Title: Vice President

Societe Generale as a Bank

By:	/s/ John Hogan
Name: John Hogan Title: Director

Sumitomo Mitsui Banking Corporation, as a Bank

By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo Title: Managing Director

THE BANK OF NEW YORK MELLON as a Bank

By:	/s/ John T. Smathers
Name: John T. Smathers Title: Director

AGFIRST FARM CREDIT BANK, as a Bank

By:	/s/ Steven J. O’Shea
Name: Steven J. O’Shea Title: Vice President

Banco Bradesco S.A., New York Branch as a Bank

By:	/s/ Edjelma Cordoso de Barros
Name: Edjelma Cordoso de Barros Title:

By:	/s/ Márcio Martins Bonilha Neto
Name: Márcio Martins Bonilha Neto Title:

BANK OF CHINA, NEW YORK BRANCH, as a Bank

By:	/s/ Raymond Qiao
Name: RAYMOND QIAO Title: EXECUTIVE VICE PRESIDENT

Standard Chartered Bank as a Bank

By:	/s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director Standard Chartered Bank